CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

                 AMENDED, RESTATED AND CONSOLIDATED SUBORDINATED
                                PROMISSORY NOTE

$2,895,383,350                                              Dated:  July 1, 2003

      FOR VALUE RECEIVED, the undersigned, CINGULAR WIRELESS LLC, a Delaware limited liability company, promises to pay to the order of CELLULAR CREDIT CORPORATION, a Delaware corporation (the "Holder") at such place as the Holder may designate in writing to the undersigned from time to time, in lawful money of the United States of America, and in immediately available funds, the principal sum of TWO BILLION EIGHT HUNDRED NINETY FIVE MILLION THREE HUNDRED EIGHTY THREE THOUSAND THREE HUNDRED FIFTY DOLLARS ($2,895,383,350), together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of the actual number of days elapsed and a 365 day year) from the date hereof until paid in full at a per annum rate equal to six percent (6%) on a simple, noncompounded basis.

      The principal balance shall be payable in full on June 30, 2008. Accrued interest shall be due and payable on the first day of each calendar month, commencing August 1, 2003. Interest will accrue on any amounts past due hereunder, including, without limitation, any interest not paid by the due date therefor, at a rate equal to eight percent (8%) per annum, calculated on a simple, noncompounded basis and computed on the basis of the actual number of days elapsed and a 365-day year. In the event that the day on which any payment of principal or interest is required to be paid falls on a day on which federal or state banks are required or permitted to be closed in Atlanta, Georgia or San Antonio, Texas, then such principal or interest shall instead be payable on the next succeeding date, and if so paid, no interest shall accrue on the amount so paid after the date such payment would have otherwise been due. Interest on any overdue amount shall be due and payable on demand.

      In no event shall the amount of interest due or payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder in writing that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

      THE UNDERSIGNED, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH AGREES AND STIPULATES THAT THE ONLY CHARGE IMPOSED UPON THE UNDERSIGNED FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED IN THE FIRST PARAGRAPH HEREOF, AND FURTHER AGREES AND STIPULATES THAT ALL OTHER CHARGES IMPOSED BY THE HOLDER ON THE UNDERSIGNED IN

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL DEFAULT CHARGES, LATE CHARGES, PREPAYMENT FEES AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

      The undersigned, at its option, may prepay the indebtedness evidenced by this Note, either in whole or in part, at any time without penalty by giving the Holder 5 days prior written notice of any such prepayment. All accrued interest on the amount so prepaid shall be due and payable with such prepayment.

      Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the undersigned to pay any principal due hereunder within 5 days of the due date; (ii) failure of the undersigned to pay any interest or other amount due hereunder within 10 days of the due date; (iii) the undersigned shall in any way fail to comply with or breach any other term, covenant or condition contained in this Note and such failure shall continue for a period of 30 days following notice to the undersigned by the Holder of such failure or breach; (iv) default by the undersigned under a bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the undersigned (or by any Subsidiary, the repayment of which the undersigned has guaranteed or for which the undersigned is directly responsible or liable as obligor or guarantor), having a principal amount outstanding in excess of $100,000,000 (other than indebtedness which is non-recourse to the undersigned or its Subsidiaries) under the terms of the instrument under which the indebtedness is issued or secured, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, or there being deposited with an unaffiliated depository, in trust, money in the necessary amount to discharge such indebtedness; (v) the undersigned or any Significant Subsidiary shall (a) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (e) be unable to, or admit in writing its inability to, pay its debts as they become due; (f) make a general assignment for the benefit of creditors; or (g) make a conveyance fraudulent as to creditors under any state or federal

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

law; or (vi) a case or other proceeding shall be commenced against the undersigned or any Significant Subsidiary in any court of competent jurisdiction seeking (a) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (b) the appointment of a trustee, receiver, custodian, liquidator or the like for the undersigned or such Significant Subsidiary, and such involuntary case or proceeding shall remain undismissed and unstayed for a period of 60 days.

      Upon the occurrence of an Event of Default (other than an Event of Default described in clause (v) or (vi) of the definition thereof), any and all of the loans and the undersigned's other obligations hereunder, without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to the Holder at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (v) or (vi) of the definition thereof, any and all of the loans and the undersigned's other obligations hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

      The Holder will maintain a record of payments made pursuant to this Note and the outstanding amount of loans hereunder and shall provide a copy of such records to the undersigned upon request; provided, however, failure of the Holder to provide such statement shall in no way affect its rights or the undersigned's obligations hereunder. The entries in such statement shall be binding and conclusive upon the undersigned absent manifest error.

      The undersigned shall pay all expenses incurred by the Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to the Holder, if this Note is collected by or through an attorney-at-law.

      Time is of the essence of this Note.

      In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, the undersigned hereby authorizes the Holder, at any time or from time to time, without notice to the undersigned or to any other person or entity, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all indebtedness at any time held or owing by the Holder or any affiliate of the Holder, to or for the credit or the account of the undersigned, against and on account of all obligations of the undersigned owing hereunder or otherwise to the Holder, irrespective of whether or not the Holder shall have declared any or all of such obligations of the undersigned to be due and payable, and although such obligations shall be contingent or unmatured.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

      No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

      All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the undersigned.

      The undersigned hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

      This Note shall be binding upon the successors and assigns of the undersigned. A Holder of this Note may assign or transfer this Note to any person or entity without notice to, or the consent of, the undersigned.

      This Note is subject to the provisions of (i) the Subordination and Extension Agreement dated as of November 18, 2002 (the "Subordination and Extension Agreement") among SBC Communications Inc., BellSouth Corporation, BellSouth Cellular Corp. and Cingular Wireless LLC and (ii) the Capital Markets Debt Subordination Agreement dated as of November 21, 2000 (the "Capital Markets Subordination Agreement") among SBC Communications Inc., BellSouth Corporation and certain Subsidiary Lenders, as defined therein; and any subsequent holder, by its succession to the rights of the Holder, shall be deemed to agree to the subordination provisions of the Subordination and Extension Agreement and the Capital Markets Subordination Agreement. This Note, and any subsequent holder, by its succession to the rights of the Holder, shall also be subject to any extension, replacement or restatement of, or supplement or other modification to, the Subordination and Extension Agreement or the Capital Markets Subordination Agreement adopted or entered into with the consent of holder of this Note at the time of the execution of such extension, restatement, replacement, supplement or other modification.

      THIS NOTE AMENDS AND RESTATES THAT CERTAIN AMENDED AND RESTATED SUBORDINATED PROMISSORY NOTE DATED JANUARY 1, 2002 EXECUTED BY CINGULAR WIRELESS LLC IN FAVOR OF CELLULAR CREDIT CORPORATION.

      Any notice to be given hereunder shall be in writing, shall be sent to the address of each party hereto as specified by such party from time to time, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

      For purposes hereof:

      "Significant Subsidiary" means any "significant subsidiary" (within the meaning of Regulation S-X, promulgated under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) of the undersigned.

      "Subsidiary" means, any "subsidiary" (within the meaning of Regulation S-X, promulgated under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) of the undersigned.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Promissory Note as of the date and year first written above.

                                         CINGULAR WIRELESS LLC

                                         By: Cingular Wireless Corporation, its
                                             manager

                                             By:  /s/ Sean Foley
                                                --------------------------------
                                             Title: Vice President & Treasurer
                                                   -----------------------------



Accepted:

CELLULAR CREDIT CORPORATION

By:  /s/ Linda S. Bubacz
   -------------------------------
Title:    Vice President
      ----------------------------

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

                        AMENDED AND RESTATED SUBORDINATED
                                 PROMISSORY NOTE

$886,706,000                                                 Dated: July 1, 2003

      FOR VALUE RECEIVED, the undersigned, CINGULAR WIRELESS LLC, a Delaware limited liability company, promises to pay to the order of BELLSOUTH CORPORATION, a Georgia corporation (the "Holder") at such place as the Holder may designate in writing to the undersigned from time to time, in lawful money of the United States of America, and in immediately available funds, the principal sum of EIGHT HUNDRED EIGHTY-SIX MILLION SEVEN HUNDRED SIX THOUSAND DOLLARS ($886,706,000), together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of the actual number of days elapsed and a 365 day year) from the date hereof until paid in full at a per annum rate equal to six percent (6%) on a simple, noncompounded basis.

      The principal balance shall be payable in full on June 30, 2008. Accrued interest shall be due and payable on the first day of each calendar month, commencing August 1, 2003. Interest will accrue on any amounts past due hereunder, including, without limitation, any interest not paid by the due date therefor, at a rate equal to eight percent (8%) per annum, calculated on a simple, noncompounded basis and computed on the basis of the actual number of days elapsed and a 365-day year. In the event that the day on which any payment of principal or interest is required to be paid falls on a day on which federal or state banks are required or permitted to be closed in Atlanta, Georgia or San Antonio, Texas, then such principal or interest shall instead be payable on the next succeeding date, and if so paid, no interest shall accrue on the amount so paid after the date such payment would have otherwise been due. Interest on any overdue amount shall be due and payable on demand.

      In no event shall the amount of interest due or payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder in writing that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

      THE UNDERSIGNED, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH AGREES AND STIPULATES THAT THE ONLY CHARGE IMPOSED UPON THE UNDERSIGNED FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED IN THE FIRST PARAGRAPH HEREOF, AND FURTHER AGREES AND STIPULATES THAT ALL OTHER CHARGES IMPOSED BY THE HOLDER ON THE UNDERSIGNED IN CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

DEFAULT CHARGES, LATE CHARGES, PREPAYMENT FEES AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

      The undersigned, at its option, may prepay the indebtedness evidenced by this Note, either in whole or in part, at any time without penalty by giving the Holder 5 days prior written notice of any such prepayment. All accrued interest on the amount so prepaid shall be due and payable with such prepayment.

      Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the undersigned to pay any principal due hereunder within 5 days of the due date; (ii) failure of the undersigned to pay any interest or other amount due hereunder within 10 days of the due date; (iii) the undersigned shall in any way fail to comply with or breach any other term, covenant or condition contained in this Note and such failure shall continue for a period of 30 days following notice to the undersigned by the Holder of such failure or breach; (iv) default by the undersigned under a bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the undersigned (or by any Subsidiary, the repayment of which the undersigned has guaranteed or for which the undersigned is directly responsible or liable as obligor or guarantor), having a principal amount outstanding in excess of $100,000,000 (other than indebtedness which is non-recourse to the undersigned or its Subsidiaries) under the terms of the instrument under which the indebtedness is issued or secured, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, or there being deposited with an unaffiliated depository, in trust, money in the necessary amount to discharge such indebtedness; (v) the undersigned or any Significant Subsidiary shall (a) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (e) be unable to, or admit in writing its inability to, pay its debts as they become due; (f) make a general assignment for the benefit of creditors; or (g) make a conveyance fraudulent as to creditors under any state or federal law; or (vi) a case or other proceeding shall be commenced against the undersigned or

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

any Significant Subsidiary in any court of competent jurisdiction seeking (a) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (b) the appointment of a trustee, receiver, custodian, liquidator or the like for the undersigned or such Significant Subsidiary, and such involuntary case or proceeding shall remain undismissed and unstayed for a period of 60 days.

      Upon the occurrence of an Event of Default (other than an Event of Default described in clause (v) or (vi) of the definition thereof), any and all of the loans and the undersigned's other obligations hereunder, without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to the Holder at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (v) or (vi) of the definition thereof, any and all of the loans and the undersigned's other obligations hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

      The Holder will maintain a record of payments made pursuant to this Note and the outstanding amount of loans hereunder and shall provide a copy of such records to the undersigned upon request; provided, however, failure of the Holder to provide such statement shall in no way affect its rights or the undersigned's obligations hereunder. The entries in such statement shall be binding and conclusive upon the undersigned absent manifest error.

      The undersigned shall pay all expenses incurred by the Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to the Holder, if this Note is collected by or through an attorney-at-law.

      Time is of the essence of this Note.

      In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, the undersigned hereby authorizes the Holder, at any time or from time to time, without notice to the undersigned or to any other person or entity, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all indebtedness at any time held or owing by the Holder or any affiliate of the Holder, to or for the credit or the account of the undersigned, against and on account of all obligations of the undersigned owing hereunder or otherwise to the Holder, irrespective of whether or not the Holder shall have declared any or all of such obligations of the undersigned to be due and payable, and although such obligations shall be contingent or unmatured.

      No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

      All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the undersigned.

      The undersigned hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

      This Note shall be binding upon the successors and assigns of the undersigned. A Holder of this Note may assign or transfer this Note to any person or entity without notice to, or the consent of, the undersigned.

      This Note is subject to the provisions of (i) the Subordination and Extension Agreement dated as of November 18, 2002 (the "Subordination and Extension Agreement") among SBC Communications Inc., BellSouth Corporation, BellSouth Cellular Corp. and Cingular Wireless LLC and (ii) the Capital Markets Debt Subordination Agreement dated as of November 21, 2000 (the "Capital Markets Subordination Agreement") among SBC Communications Inc., BellSouth Corporation and certain Subsidiary Lenders, as defined therein; and any subsequent holder, by its succession to the rights of the Holder, shall be deemed to agree to the subordination provisions of the Subordination and Extension Agreement and the Capital Markets Subordination Agreement. This Note, and any subsequent holder, by its succession to the rights of the Holder, shall also be subject to any extension, replacement or restatement of, or supplement or other modification to, the Subordination and Extension Agreement or the Capital Markets Subordination Agreement adopted or entered into with the consent of holder of this Note at the time of the execution of such extension, restatement, replacement, supplement or other modification.

      THIS NOTE AMENDS AND RESTATES THAT CERTAIN AMENDED AND RESTATED SUBORDINATED PROMISSORY NOTE DATED JANUARY 1, 2002 EXECUTED BY CINGULAR WIRELESS LLC IN FAVOR OF BELLSOUTH CORPORATION.

      Any notice to be given hereunder shall be in writing, shall be sent to the address of each party hereto as specified by such party from time to time, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.

      For purposes hereof:

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

      "Significant Subsidiary" means any "significant subsidiary" (within the meaning of Regulation S-X, promulgated under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) of the undersigned.

      "Subsidiary" means, any "subsidiary" (within the meaning of Regulation S-X, promulgated under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) of the undersigned.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Promissory Note as of the date and year first written above.

                                        CINGULAR WIRELESS LLC

                                        By: Cingular Wireless Corporation, its
                                            manager

                                            By:  /s/ Sean Foley
                                               ---------------------------------
                                            Title:   Vice President & Treasurer
                                                  ------------------------------



Accepted:

BELLSOUTH CORPORATION

By: Ronald M. Dykes
   ---------------------------------
Title: Chief Financial Officer
      ------------------------------

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

                AMENDED AND RESTATED SUBORDINATED PROMISSORY NOTE

$5,884,906,986.10                                            Dated: July 1, 2003

      FOR VALUE RECEIVED, the undersigned, CINGULAR WIRELESS LLC, a Delaware limited liability company, promises to pay to the order of SBC COMMUNICATIONS INC., a Delaware corporation (the "Holder") at such place as the Holder may designate in writing to the undersigned from time to time, in lawful money of the United States of America, and in immediately available funds, the principal sum of FIVE BILLION EIGHT HUNDRED EIGHTY-FOUR MILLION NINE HUNDRED SIX THOUSAND NINE HUNDRED EIGHTY-SIX AND 10/100 DOLLARS ($5,884,906,986.10), together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of the actual number of days elapsed and a 365 day year) from the date hereof at a per annum rate equal to six percent (6%) on a simple, noncompounded basis.

      The principal balance shall be payable in full on June 30, 2008. Accrued interest shall be due and payable on the first day of each calendar month, commencing August 1, 2003. Interest will accrue on any amounts past due hereunder, including, without limitation, any interest not paid by the due date therefor, at a rate equal to eight percent (8%) per annum, calculated on a simple, noncompounded basis and computed on the basis of the actual number of days elapsed and a 365-day year. In the event that the day on which any payment of principal or interest is required to be paid falls on a day on which federal or state banks are required or permitted to be closed in Atlanta, Georgia or San Antonio, Texas, then such principal or interest shall instead be payable on the next succeeding date, and if so paid, no interest shall accrue on the amount so paid after the date such payment would have otherwise been due. Interest on any overdue amount shall be due and payable on demand.

      In no event shall the amount of interest due or payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder in writing that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

      THE UNDERSIGNED, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH AGREES AND STIPULATES THAT THE ONLY CHARGE IMPOSED UPON THE UNDERSIGNED FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED IN THE FIRST PARAGRAPH HEREOF, AND FURTHER AGREES AND STIPULATES THAT ALL OTHER CHARGES IMPOSED BY THE HOLDER ON THE UNDERSIGNED IN

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL DEFAULT CHARGES, LATE CHARGES, PREPAYMENT FEES AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

      The undersigned, at its option, may prepay the indebtedness evidenced by this Note, either in whole or in part, at any time without penalty by giving the Holder 5 days prior written notice of any such prepayment. All accrued interest on the amount so prepaid shall be due and payable with such prepayment.

      Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the undersigned to pay any principal due hereunder within 5 days of the due date; (ii) failure of the undersigned to pay any interest or other amount due hereunder within 10 days of the due date; (iii) the undersigned shall in any way fail to comply with or breach any other term, covenant or condition contained in this Note and such failure shall continue for a period of 30 days following notice to the undersigned by the Holder of such failure or breach; (iv) default by the undersigned under a bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the undersigned (or by any Subsidiary, the repayment of which the undersigned has guaranteed or for which the undersigned is directly responsible or liable as obligor or guarantor), having a principal amount outstanding in excess of $100,000,000 (other than indebtedness which is non-recourse to the undersigned or its Subsidiaries) under the terms of the instrument under which the indebtedness is issued or secured, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, or there being deposited with an unaffiliated depository, in trust, money in the necessary amount to discharge such indebtedness; (v) the undersigned or any Significant Subsidiary shall (a) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (e) be unable to, or admit in writing its inability to, pay its debts as they become due; (f) make a general assignment for the benefit of creditors; or (g) make a conveyance fraudulent as to creditors under any state or federal

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

law; or (vi) a case or other proceeding shall be commenced against the undersigned or any Significant Subsidiary in any court of competent jurisdiction seeking (a) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (b) the appointment of a trustee, receiver, custodian, liquidator or the like for the undersigned or such Significant Subsidiary, and such involuntary case or proceeding shall remain undismissed and unstayed for a period of 60 days.

      Upon the occurrence of an Event of Default (other than an Event of Default described in clause (v) or (vi) of the definition thereof), any and all of the loans and the undersigned's other obligations hereunder, without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to the Holder at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (v) or (vi) of the definition thereof, any and all of the loans and the undersigned's other obligations hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

      The Holder will maintain a record of payments made pursuant to this Note and the outstanding amount of loans hereunder and shall provide a copy of such records to the undersigned upon request; provided, however, failure of the Holder to provide such statement shall in no way affect its rights or the undersigned's obligations hereunder. The entries in such statement shall be binding and conclusive upon the undersigned absent manifest error.

      The undersigned shall pay all expenses incurred by the Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to the Holder, if this Note is collected by or through an attorney-at-law.

      Time is of the essence of this Note.

      In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, the undersigned hereby authorizes the Holder, at any time or from time to time, without notice to the undersigned or to any other person or entity, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all indebtedness at any time held or owing by the Holder or any affiliate of the Holder, to or for the credit or the account of the undersigned, against and on account of all obligations of the undersigned owing hereunder or otherwise to the Holder, irrespective of whether or not the Holder shall have declared any or all of such obligations of the undersigned to be due and payable, and although such obligations shall be contingent or unmatured.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

      No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the undersigned.

      The undersigned hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

      This Note shall be binding upon the successors and assigns of the undersigned. A Holder of this Note may assign or transfer this Note to any person or entity without notice to, or the consent of, the undersigned.

      This Note is subject to the provisions of (i) the Subordination and Extension Agreement dated as of November 18, 2002 (the "Subordination and Extension Agreement") among SBC Communications Inc., BellSouth Corporation, BellSouth Cellular Corp. and Cingular Wireless LLC and (ii) the Capital Markets Debt Subordination Agreement dated as of November 21, 2000 (the "Capital Markets Subordination Agreement") among SBC Communications Inc., BellSouth Corporation and certain Subsidiary Lenders, as defined therein; and any subsequent holder, by its succession to the rights of the Holder, shall be deemed to agree to the subordination provisions of the Subordination and Extension Agreement and the Capital Markets Subordination Agreement. This Note, and any subsequent holder, by its succession to the rights of the Holder, shall also be subject to any extension, replacement or restatement of, or supplement or other modification to, the Subordination and Extension Agreement or the Capital Markets Subordination Agreement adopted or entered into with the consent of holder of this Note at the time of the execution of such extension, restatement, replacement, supplement or other modification.

      THIS NOTE AMENDS AND RESTATES THAT CERTAIN AMENDED AND RESTATED SUBORDINATED PROMISSORY NOTE DATED JANUARY 1, 2002 EXECUTED BY CINGULAR WIRELESS LLC IN FAVOR OF SBC COMMUNICATIONS INC.

      Any notice to be given hereunder shall be in writing, shall be sent to the address of each party hereto as specified by such party from time to time, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.

      For purposes hereof:

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
Exhibits-Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

      "Significant Subsidiary" means any "significant subsidiary" (within the meaning of Regulation S-X, promulgated under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) of the undersigned.

      "Subsidiary" means, any "subsidiary" (within the meaning of Regulation S-X, promulgated under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) of the undersigned.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Promissory Note as of the date and year first written above.

                                         CINGULAR WIRELESS LLC

                                         By: Cingular Wireless Corporation, its
                                             manager

                                             By:  /s/ Sean Foley
                                                -------------------------------
                                             Title:  Vice President & Treasurer
                                                   -----------------------------



Accepted:

SBC COMMUNICATIONS INC.

By: /s/ Michael J. Viola
   ----------------------------
Title:  Treasurer
      -------------------------

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

                        AMENDED AND RESTATED SUBORDINATED
                                 PROMISSORY NOTE

$11,000,000                                                  Dated: July 1, 2003

      FOR VALUE RECEIVED, the undersigned, CINGULAR WIRELESS LLC, a Delaware limited liability company, promises to pay to the order of CELLULAR CREDIT CORPORATION, a Delaware corporation (the "Holder") at such place as the Holder may designate in writing to the undersigned from time to time, in lawful money of the United States of America, and in immediately available funds, the principal sum of ELEVEN MILLION DOLLARS ($11,000,000), together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of the actual number of days elapsed and a 365 day year) from the date hereof at a per annum rate equal to six percent (6)% on a simple, noncompounded basis.

      The principal balance shall be payable in full on June 30, 2008. Accrued interest shall be due and payable on the first day of each calendar month, commencing August 1, 2003. Interest will accrue on any amounts past due hereunder, including, without limitation, any interest not paid by the due date therefor, at a rate equal to eight percent (8%) per annum, calculated on a simple, noncompounded basis and computed on the basis of the actual number of days elapsed and a 365-day year. In the event that the day on which any payment of principal or interest is required to be paid falls on a day on which federal or state banks are required or permitted to be closed in Atlanta, Georgia or San Antonio, Texas, then such principal or interest shall instead be payable on the next succeeding date, and if so paid, no interest shall accrue on the amount so paid after the date such payment would have otherwise been due. Interest on any overdue amount shall be due and payable on demand.

      In no event shall the amount of interest due or payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder in writing that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

      THE UNDERSIGNED, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH AGREES AND STIPULATES THAT THE ONLY CHARGE IMPOSED UPON THE UNDERSIGNED FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED IN THE FIRST PARAGRAPH HEREOF, AND FURTHER AGREES AND STIPULATES THAT ALL OTHER CHARGES IMPOSED BY THE HOLDER ON THE UNDERSIGNED IN CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL DEFAULT CHARGES, LATE CHARGES, PREPAYMENT FEES AND ATTORNEYS'

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

      The undersigned, at its option, may prepay the indebtedness evidenced by this Note, either in whole or in part, at any time without penalty by giving the Holder 5 days prior written notice of any such prepayment. All accrued interest on the amount so prepaid shall be due and payable with such prepayment.

      Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the undersigned to pay any principal due hereunder within 5 days of the due date; (ii) failure of the undersigned to pay any interest or other amount due hereunder within 10 days of the due date; (iii) the undersigned shall in any way fail to comply with or breach any other term, covenant or condition contained in this Note and such failure shall continue for a period of 30 days following notice to the undersigned by the Holder of such failure or breach; (iv) default by the undersigned under a bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the undersigned (or by any Subsidiary, the repayment of which the undersigned has guaranteed or for which the undersigned is directly responsible or liable as obligor or guarantor), having a principal amount outstanding in excess of $100,000,000 (other than indebtedness which is non-recourse to the undersigned or its Subsidiaries) under the terms of the instrument under which the indebtedness is issued or secured, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, or there being deposited with an unaffiliated depository, in trust, money in the necessary amount to discharge such indebtedness; (v) the undersigned or any Significant Subsidiary shall (a) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (e) be unable to, or admit in writing its inability to, pay its debts as they become due; (f) make a general assignment for the benefit of creditors; or (g) make a conveyance fraudulent as to creditors under any state or federal law; or (vi) a case or other proceeding shall be commenced against the undersigned or any Significant Subsidiary in any court of competent jurisdiction seeking (a) relief under

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or
(b) the appointment of a trustee, receiver, custodian, liquidator or the like for the undersigned or such Significant Subsidiary, and such involuntary case or proceeding shall remain undismissed and unstayed for a period of 60 days.

      Upon the occurrence of an Event of Default (other than an Event of Default described in clause (v) or (vi) of the definition thereof), any and all of the loans and the undersigned's other obligations hereunder, without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to the Holder at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (v) or (vi) of the definition thereof, any and all of the loans and the undersigned's other obligations hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

      The Holder will maintain a record of payments made pursuant to this Note and the outstanding amount of loans hereunder and shall provide a copy of such records to the undersigned upon request; provided, however, failure of the Holder to provide such statement shall in no way affect its rights or the undersigned's obligations hereunder. The entries in such statement shall be binding and conclusive upon the undersigned absent manifest error.

      The undersigned shall pay all expenses incurred by the Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to the Holder, if this Note is collected by or through an attorney-at-law.

      Time is of the essence of this Note.

      In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, the undersigned hereby authorizes the Holder, at any time or from time to time, without notice to the undersigned or to any other person or entity, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all indebtedness at any time held or owing by the Holder or any affiliate of the Holder, to or for the credit or the account of the undersigned, against and on account of all obligations of the undersigned owing hereunder or otherwise to the Holder, irrespective of whether or not the Holder shall have declared any or all of such obligations of the undersigned to be due and payable, and although such obligations shall be contingent or unmatured.

      No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

      All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the undersigned.

      The undersigned hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

      This Note shall be binding upon the successors and assigns of the undersigned. A Holder of this Note may assign or transfer this Note to any person or entity without notice to, or the consent of, the undersigned.

      This Note is subject to the provisions of (i) the Subordination and Extension Agreement dated as of November 18, 2002 (the "Subordination and Extension Agreement") among SBC Communications Inc., BellSouth Corporation, BellSouth Cellular Corp. and Cingular Wireless LLC and (ii) the Capital Markets Debt Subordination Agreement dated as of November 21, 2000 (the "Capital Markets Subordination Agreement") among SBC Communications Inc., BellSouth Corporation and certain Subsidiary Lenders, as defined therein; and any subsequent holder, by its succession to the rights of the Holder, shall be deemed to agree to the subordination provisions of the Subordination and Extension Agreement and the Capital Markets Subordination Agreement. This Note, and any subsequent holder, by its succession to the rights of the Holder, shall also be subject to any extension, replacement or restatement of, or supplement or other modification to, the Subordination and Extension Agreement or the Capital Markets Subordination Agreement adopted or entered into with the consent of holder of this Note at the time of the execution of such extension, restatement, replacement, supplement or other modification.

      THIS NOTE AMENDS AND RESTATES THAT CERTAIN AMENDED AND RESTATED SUBORDINATED PROMISSORY NOTE DATED JANUARY 1, 2002 EXECUTED BY CINGULAR WIRELESS LLC IN FAVOR OF CELLULAR CREDIT CORPORATION.

      Any notice to be given hereunder shall be in writing, shall be sent to the address of each party hereto as specified by such party from time to time, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.

      For purposes hereof:

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Amended, Restated and Consolidated Subordinated Promissory Notes of SBC and BellSouth dated July 1, 2003

                                                                 EXHIBIT 10.14.1

      "Significant Subsidiary" means any "significant subsidiary" (within the meaning of Regulation S-X, promulgated under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) of the undersigned.

      "Subsidiary" means, any "subsidiary" (within the meaning of Regulation S-X, promulgated under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) of the undersigned.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Promissory Note as of the date and year first written above.

                                       CINGULAR WIRELESS LLC

                                       By: Cingular Wireless Corporation, its
                                           manager

                                           By:        /s/ Sean Foley
                                              ----------------------------------
                                           Title:     Vice President & Treasurer
                                                 -------------------------------



Accepted:

CELLULAR CREDIT CORPORATION

By:  Linda S. Bubacz
   -------------------
Title:  Vice President
      ----------------